UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

To

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2014 (April 28, 2014)

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 2, 2014, RCS Capital Corporation (the “Company”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K in which it announced that, on April 29, 2014, it completed its previously announced acquisition of Cetera Financial Holdings, Inc. (“Cetera”) pursuant to the Agreement and Plan of Merger, dated as of January 16, 2014, by and among the Company, Cetera, Clifford Acquisition, Inc. and Lightyear Capital LLC, as stockholder representative. The Company is filing this Amended Current Report on Form 8-K for the purpose of providing unaudited pro forma financial information as of and for the period ended December 31, 2013 relating to the acquisition, as required by Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the year ended December 31, 2013, giving effect to the acquisition of Cetera, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of RCS Capital Corporation as of and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: May 9, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director